Summary Prospectus
July 1, 2013
Columbia Mid Cap Index Fund
Class	Ticker Symbol
Class A Shares	NTIAX
Class I Shares	CIDIX
Class R5 Shares	CPXRX
Class Z Shares	NMPAX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at columbiamanagement.com. You can also get this information at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiamanagement.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated July 1, 2013 and current Statement of Additional Information.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Columbia Mid Cap Index Fund (the Fund) seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) MidCap 400® Index.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Classes I, R5 and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I	Class R5	Class Z
Management fees	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.25%	0.00%	0.00%	0.00%
Other expenses (a)	0.31%	0.12%	0.17%	0.31%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses (b)	0.67%	0.23%	0.28%	0.42%
Less: Fee waivers and/or expense reimbursements (c)	(0.21%)	(0.02%)	(0.07%)	(0.21%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.46%	0.21%	0.21%	0.21%
(a)	Other expenses for Class A and Class Z have been restated to reflect contractual changes to certain fees paid by the Fund and other expenses for Class R5 are based on estimated amounts for the Fund’s current fiscal year.
(b)	“Total annual Fund operating expenses” in the table (which includes acquired fund fees and expenses) may not match “Net Expenses” in the Financial Highlights section of this prospectus because it does not include such acquired fund fees and expenses.
(c)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until June 30, 2014, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.45% for Class A, 0.20% for Class I, 0.20% for Class R5 and 0.20% for Class Z.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
1	Columbia Mid Cap Index Fund

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$47	$193	$352	$815
Class I (whether or not shares are redeemed)	$22	$ 72	$127	$291
Class R5 (whether or not shares are redeemed)	$22	$ 83	$150	$349
Class Z (whether or not shares are redeemed)	$22	$114	$214	$509
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks that comprise the S&P MidCap 400 Index (the Index). The Fund may invest in derivatives, consisting of stock index futures, as substitutes for the underlying securities in the Index.
Different common stocks have different weightings in the Index, depending on the amount of stock outstanding and the stock’s current price. In seeking to match the performance of the Index, Columbia Management Investment Advisers, LLC (the Investment Manager) attempts to allocate the Fund’s assets among common stocks in approximately the same weightings as the Index. This is referred to as a passive or indexing approach to investing.
The Fund attempts to achieve at least a 95% correlation between the performance of the Index and the Fund’s investment results, before fees and expenses.
Principal Risks
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund share price may go down.
Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.
Columbia Mid Cap Index Fund	2

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.
Index Risk. The Fund's value will generally decline when the performance of its targeted index declines. In addition, because the Fund may not hold all issues included in its index, it may not always be fully invested. The Fund also bears advisory, administrative and other expenses and transaction costs in trading securities, which the index does not bear. Accordingly, the Fund's performance will likely fail to match the performance of its targeted index, after taking expenses into account. It is not possible to invest directly in an index.
Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.
Mid-Cap Company Securities Risk. Investments in mid-capitalization companies (mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and may be less liquid than the securities of larger companies, and securities of mid-cap companies may be less liquid than the securities of larger companies.
Tracking Error Risk. The Fund will not track its benchmark index perfectly and the Fund may not outperform the index. The tools that the Investment Manager uses to replicate the index are not perfect and the Fund’s performance may be impacted by the size of the Fund’s portfolio, the effectiveness of sampling techniques, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund and changes in the index.
3	Columbia Mid Cap Index Fund

Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with benchmark performance.
Class A share performance is shown in the bar chart because Class A shares have at least ten calendar years of performance and Class A shares are the most common share class across the Columbia Funds complex that are available for investment by the general public. The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class Z shares (adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date.
Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes. After-tax returns are shown for Class A shares because Class A shares have at least ten calendar years of performance and Class A shares are the most common share class across the Columbia Funds complex that are available for investment by the general public.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	3rd Quarter 2009	19.84%
	Worst	4th Quarter 2008	-25.53%
*	Year to Date return as of March 31, 2013: 13.33%
Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2012)
	Share Class Inception Date	1 Year	5 Years	10 Years
Class A	05/31/2000
shares returns before taxes		17.31%	4.76%	10.12%
shares returns after taxes on distributions		16.28%	4.00%	9.22%
shares returns after taxes on distributions and sale of Fund shares		12.51%	3.88%	8.73%
Class I shares returns before taxes	09/27/2010	17.74%	5.03%	10.40%
Class R5 shares returns before taxes	11/08/2012	17.62%	5.02%	10.40%
Class Z shares returns before taxes	03/31/2000	17.56%	5.01%	10.40%
S&P MidCap 400 Index (reflects no deductions for fees, expenses or taxes)		17.88%	5.15%	10.53%

Columbia Mid Cap Index Fund	4

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Alfred Alley III, CFA	Portfolio Manager	Co-manager	2009
Vadim Shteyn	Portfolio Manager	Co-manager	2011
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:
Online	Regular Mail	Express Mail	By Telephone
columbiamanagement.com	Columbia Funds, c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp. 30 Dan Road, Suite 8081 Canton, MA 02021-2809	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, exchange or sell shares of the Fund in or from your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment
Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Class A	Nonqualified accounts	$2,000	$100
	Individual retirement accounts	$1,000	$100
Class I	All eligible accounts	None	None
Class R5	Combined underlying accounts of eligible registered investment advisers	$100,000	N/A
	Omnibus retirement plans	None	N/A
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor.	$100

There is no minimum additional investment for any share class.
Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
5	Columbia Mid Cap Index Fund

225 Franklin Street, Boston, MA 02110
800.345.6611 columbiamanagement.com
© 2013 Columbia Management Investment Distributors, Inc.	SUM196_02_C01_(07/13)